UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 17, 2024

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center	New York	NY	10007
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Explanatory Note
On August 1, 2024, Ambac Financial Group, Inc. (the “Company”) completed its previously announced acquisition of Beat Capital Partners Limited (“Beat”) pursuant to a share purchase agreement (the “Beat Purchase Agreement”) by and among the Company, Cirrata V LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (the “Purchaser”), certain sellers set forth therein (the “Sellers”) and Beat, pursuant to which, and upon the terms and subject to the conditions set forth therein, effective July 31, 2024, the Purchaser purchased from the Sellers approximately 60% of the entire issued share capital of Beat for total consideration of approximately $278 million, of which approximately $249 million was paid in cash and the remainder of which was satisfied through the issuance of 2,216,023 shares of Company Common Stock (the “Beat Transaction”). The Company made available the following information.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2024 and 2023, prepared in accordance with accounting principles, standards and practices generally accepted in the United Kingdom, together with a reconciliation to U.S. GAAP, and the notes related thereto, are filed as Exhibit 99.1 to this report and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information of the Company, which give effect to the Beat Transaction and the previously announced disposition of 100% of the common stock of Ambac Assurance Corporation, include the unaudited pro forma condensed combined balance sheet as of June 30, 2024 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2023 and the six months ended June 30, 2024 and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.
(d) Exhibits.    The following exhibit is filed as part of this Current Report on Form 8-K:
EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2024 and 2023.
99.2	Unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2023 and the six months ended June 30, 2024.
101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	September 17, 2024	By:	/s/ William J. White
William J. White
First Vice President, Secretary and Assistant General Counsel
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